UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 26, 2026

Fifth Third Bancorp
(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza	,	Cincinnati	,	Ohio	45263
(Address of Principal Executive Offices)					(Zip Code)
(800) 972-3030
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The	NASDAQ	Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events

Fifth Third Bancorp (“Fifth Third”) is filing the information in the exhibits to this Current Report on Form 8-K to incorporate into its securities filings: (i) certain information from its January 20, 2026 earnings release for the fourth quarter of 2025, (ii) certain information from Comerica Incorporated’s (“Comerica”) January 20, 2026 earnings release for the fourth quarter of 2025, and (iii) the consent of Ernst & Young LLP, the independent registered public accounting firm of Comerica Incorporated.

The information included in Exhibit 99.1 to this Current Report on Form 8-K presents highlights of Fifth Third’s unaudited preliminary financial results as of and for the periods indicated. These unaudited preliminary financial results have been prepared by, and are the responsibility of, Fifth Third’s management. Fifth Third’s Annual Report on Form 10-K for the year ended December 31, 2025 will include its audited financial statements for the year ended December 31, 2025, including the footnote disclosures associated with its results, as well as management’s discussion and analysis of financial condition and results of operations. Preparation of Fifth Third’s Annual Report on Form 10-K for the year ended December 31, 2025 could result in changes to the unaudited preliminary financial results presented in Exhibit 99.1.

The information included in Exhibit 99.1 should be read in conjunction with Fifth Third’s consolidated financial statements and related notes, as well as management’s discussion and analysis of financial condition and results of operations, included in Fifth Third’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the SEC.

The information included in Exhibit 99.2 to this Current Report on Form 8-K presents highlights of Comerica’s unaudited preliminary financial results as of and for the periods indicated. These unaudited preliminary financial results have been prepared by, and are the responsibility of, Comerica’s management.

The information included in Exhibit 99.2 should be read in conjunction with Comerica’s consolidated financial statements and related notes included in Comerica’s Annual Report on Form 10-K for the year ended December 31, 2024.

Item 9.01    Financial Statements and Exhibits

Exhibit 23.1 – Consent of Ernst & Young LLP (with respect to Comerica Incorporated)

Exhibit 99.1 – Certain financial information contained in Fifth Third Bancorp’s press release dated January 20, 2026

Exhibit 99.2 – Certain financial information contained in Comerica Incorporated’s press release dated January 20, 2026

Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

January 26, 2026	/s/ Bryan D. Preston

Bryan D. Preston
Executive Vice President and Chief Financial Officer